UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report ( Date of earliest event reported)
                              February 1, 2001


                             HYBRID FUELS, INC.
           (Exact name of registrant as specified in its Charter)

                                   NEVADA
               (State or other jurisdiction of incorporation

               0-29351                     88-0384399-152512
   (Commission File Number)             (IRS Employer Identification No.)

   #214-2791 Hwy 97 N, Kelowna, B.C., Canada		VIX 4J8

   (Address of principal executive offices)	    (Zip Code)


             Registrant's telephone number, including area code
                                250-764-0352

             _________________________________________________
       (Former name or former address, if changed since last report)

























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Item 4. Change of Registrant's Certifying Accountant

After filing the Form SB-2 in December 2000, the Company learned that William
L. Butcher, CPA P.S. (Butcher) the Company's independent certifying accountant, was not a licensed CPA as he had represented. As a result he was not qualified to sign the audit and the Company's Directors therefore passed a resolution dated February 1, 2001 terminating the appointment of Butcher as the Company's independent accountant.

(a) Previous independent accountants.

(i) On February 1st, 2001, Hybrid Fuels, Inc., (Hybrid) dismissed Butcher who had previously served as independent accountant for Hybrid.

(ii) The reports of Butcher on the consolidated financial statements of Hybrid as of and for the fiscal years ended June 30, 1999, June 30, 2000, and the interim period ended December 31, 2000, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The change in independent accountants was recommended by the Chief Financial Officer and approved by Hybrid's Board of Directors.

(iv) In connection with its audit for the fiscal years ended June 30, 1999, June 30, 2000 and the fiscal period ended December 31, 2001 there were no disagreements with Butcher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Butcher, would have caused Butcher to make reference to such disagreements in his report on the consolidated financial statements for such periods.

(v) During the fiscal years ended June 30, 1999, and 2000, and the interim fiscal period from July 1st, 2000 through December 31st, 2001 there were no "reportable events" as that term is defined in Item 304 (a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the SEC).

(vi) Hybrid has requested that Butcher furnish it with a letter addressed to the SEC stating whether or not Butcher agrees with the above statements. A copy of this letter, dated May 15, 2001, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountants.

On February 1st, 2001, Hybrid engaged Manning Elliott as its new independent accountants. The engagement of Manning Elliott, was approved by the Board of Directors of the Company. During the fiscal years ended June 30, 1998, 1999 and 2000 and the interim period ended December 31, 2000, Hybrid has not consulted with Manning Elliott, regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Hybrid's financial statements, and neither a written report was provided to Hybrid nor oral advice was provided that Manning Elliott concluded was an important factor considered by Hybrid in reaching a decision has to any such accounting, auditing or financial reporting issue; or

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(ii) any matter that was either the subject of a "disagreement" as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of regulation S-K, or a "reportable event" as that term is defined in Item 304 (a)(1)(v) of Regulation SK.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)      Financial Statements                  Not applicable.
(b)      Pro Forma Financial Information       Not applicable.
(c)      Exhibit 16                            Letter from William L. Butcher
                                               May 15, 2001 regarding change
                                               in certifying accountants.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hybrid Fuels, Inc.

By: /s/  Clay Larson
---------------------------------------------
Clay Larson
President and Chief Executive Officer.
Dated May 15, 2001